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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 Date of Report:

                        (Date of earliest event reported)

                                  JULY 14, 2006

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                               BLUE HOLDINGS, INC.
               (Exact name of registrant as specified in charter)

                                     NEVADA
         (State or other Jurisdiction of Incorporation or Organization)


       000-33297                                          88-0450923
(Commission File Number)                       (IRS Employer Identification No.)

                       5804 E. SLAUSON AVE., COMMERCE, CA
                                      90040
              (Address of Principal Executive Offices and zip code)

                                 (323) 725-5555
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On July 14, 2006, Blue Holdings, Inc. (the "Registrant") entered into Amendment No. 1 to License Agreement ("Amendment") with Yanuk Jeans, LLC ("Yanuk"). The Amendment amends the terms of the License Agreement with Yanuk dated October 5, 2005, relating to the "U" brand, to provide that the Registrant will not be required to pay guaranteed minimum royalties in years one and two of the agreement term, but will pay to Yanuk revised guaranteed minimum royalties on an annual basis as follows: $137,500 for year three of the License Agreement; $162,500 for year four of the License Agreement; and $187,500 for year five of the License Agreement.

         Yanuk is wholly-owned by Paul Guez, the Company's Chairman, Chief Executive Officer and President, and a majority shareholder.

         On July 18, 2006, the Registrant entered into a Lease and a Lease Addendum with Emporium Development, L.L.C. ("Emporium") to lease approximately 3,272 square feet of space located at 865 Market Street, San Francisco, California 94103. Although executed on July 18, 2006, the term of the Sublease became effective as of July 5, 2006, and will continue for a term expiring on January 31, 2017.

         The Registrant will pay annual rent to Emporium ranging from $261,760 at the commencement of the term to $326,902 at the end of the term. The Registrant will also pay, as percentage rental, six percent (6%) of gross sales made in and from the premises in excess of annual breakpoints ranging from $4,362,667 at the commencement of the term to $5,448,373 at the end of the term. Under the Lease, Emporium has the right, subject to certain restrictions, to audit the Registrant's books, once during each year of the term, to verify the amount of gross sales made in and from the premises.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, Blue Holdings, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                BLUE HOLDINGS, INC.


Date:  July 19, 2006            By:    /S/ PATRICK CHOW
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                                       Patrick Chow, Chief Financial Officer and
                                       Secretary


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